                                                                    EXHIBIT 99.7









                                     WARRANT

                      To Purchase Shares of Common Stock of

                           AMERICA SERVICE GROUP INC.








                                  Warrant No. 2
                      No. of Shares of Common Stock: 5,360

                                TABLE OF CONTENTS

                                                                                    Page
                                                                                    ----

1.       DEFINITIONS.................................................................1
2.       EXERCISE OF WARRANT.........................................................7
         2.1.     Manner of Exercise.................................................7
         2.2.     Payment of Taxes...................................................8
         2.3.     Fractional Shares..................................................8
3.       TRANSFER, DIVISION AND COMBINATION..........................................8
         3.1.     Transfer...........................................................8
         3.2.     Division and Combination...........................................9
         3.3.     Expenses ..........................................................9
         3.4.     Maintenance of Books...............................................9
4.       ADJUSTMENTS.................................................................9
         4.1.     Current Warrant Price..............................................9
         4.2.     Stockholder Approval Failure; Payment Default; NASDAQ
                  Approval Failure...................................................9
         4.3.     Stock Dividends, Subdivisions and Combinations.....................10
         4.4.     Certain Other Distributions........................................11
         4.5.     Issuance of Additional Shares of Common Stock......................12
         4.6.     Issuance of Warrants or Other Rights...............................13
         4.7.     Issuance of Convertible Securities.................................14
         4.8.     Superseding Adjustment.............................................14
         4.9.     Other Provisions Applicable to Adjustments under this Section......15
         4.10.    Reorganization, Reclassification, Merger, Consolidation or
                  Disposition of Assets..............................................18
         4.11.    Other Action Affecting Common Stock................................18
         4.12.    Certain Limitations................................................19
5.       NOTICES TO WARRANT HOLDERS..................................................19
         5.1.     Notice of Adjustments; Change in Warrant Status....................19
         5.2.     Notice of Corporate Action.........................................19
6.       RIGHTS OF HOLDERS...........................................................20
         6.1.     No Impairment......................................................20
7.       RESERVATION AND AUTHORIZATION OF COMMON STOCK;
         REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL
         AUTHORITY...................................................................21
8.       TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS..........................21
9.       RESTRICTIONS ON TRANSFERABILITY.............................................21
         9.1.     Restrictive Legend.................................................21
         9.2.     Registration Rights................................................22
10.      LOSS OR MUTILATION..........................................................22

11.      LIMITATION OF LIABILITY.....................................................22
12.      MISCELLANEOUS...............................................................22
         12.1.    Nonwaiver and Expenses.............................................22
         12.2.    Notice Generally...................................................22
         12.3.    Remedies ..........................................................23
         12.4.    Successors and Assigns.............................................23
         12.5.    Amendment..........................................................23
         12.6.    Severability.......................................................24
         12.7.    Headings...........................................................24
         12.8.    Governing Law......................................................24
SIGNATURES ..........................................................................25


EXHIBITS
         Exhibit A...................................................................A-1
         Exhibit B...................................................................B-1

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT THE TRANSACTION PURSUANT TO WHICH SUCH WARRANT OR SECURITIES WILL BE OFFERED FOR SALE OR OTHERWISE DISPOSED OF IS SUBJECT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.



No. of Shares of Common Stock:  5,360                              Warrant No. 2

                                     WARRANT

                      To Purchase Shares of Common Stock of

                           AMERICA SERVICE GROUP INC.


                  THIS IS TO CERTIFY THAT HEALTH CARE EXECUTIVE PARTNERS L.P. ("HCEP"), or its registered assigns, is entitled, at any time prior to the Expiration Date (as hereinafter defined), to purchase from America Service Group Inc., a Delaware corporation (the "Company"), 129,640 shares of Common Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, at the Current Warrant Price (as hereinafter defined), all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.       DEFINITIONS

                  As used in this Warrant, the following terms have the respective meanings set forth below:

                  "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company after the Closing Date, other than Warrant Stock.

                  "Adjustment Period" shall mean the period of five consecutive Trading Days preceding the date as of which the Fair Market Value of a security is to be determined.

                  "Board of Directors" shall mean the board of directors of the Company.

                  "Business Day" shall mean any day other than a Saturday or Sunday or a day on which banking institutions in the States of New York or Tennessee are authorized or obligated by law or executive order to close.

                  "Certificate of Designation" shall mean the Certificate of Designation establishing the Preferred Stock, dated as of the Closing Date.

                  "Change of Control" shall mean:

                  (a) a "person" or "Group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) becoming, in a transaction or series of related transactions, the Beneficial Owner of Voting Securities entitled to exercise 50% or more of the total voting power of all outstanding Voting Securities of the Company (including any Voting Securities that are not then outstanding of which such person or Group is deemed the Beneficial Owner) (the "Control Party"); or

                  (b) the acquisition of Beneficial Ownership of 20 percent or more of the number of Voting Securities of the Company by any Person or Group, together with contractual rights, which would enable such Person or Group to prevent a merger, consolidation or sale of all or substantially all of the assets or other sale of the Company; or

                  (c) individuals who at the beginning of any period of two consecutive calendar years constituted the Board of Directors (together with any new directors whose election by such Board of Directors or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the members of the Board of Directors then still in office who either were members of the Board of Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of the Board of Directors then in office; or

                  (d) sale of all or substantially all of the assets of the Company.

                  "Closing Date" shall have the meaning set forth in the Securities Purchase Agreement.

                  "Commission" shall mean the Securities and Exchange
Commission.

                  "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock, $.01 par value, of the Company as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 4.10) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.10.

                  "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable or exercisable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

                  "Current Market Price" when used with reference to shares of Common Stock or other securities on any date, shall mean the closing sale price per share of Common Stock or such other securities on such date and, when used with reference to shares of Common Stock or other securities for any period shall mean the average of the daily closing sale prices per share of Common Stock or such other securities for such period. The closing price for each day shall be the closing sale price in the over-the-counter market, as reported by the Nasdaq Stock Market or such other system then in use, or, if on any such date the Common Stock or such other securities are not quoted by any such organization, the closing sale price as furnished by a professional market maker making a market in the Common Stock or such other securities selected by the Board of Directors of the Company. If the Common Stock is listed or admitted to trading on a national securities exchange, the closing price shall be the closing sale price, regular way, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock or such other securities are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock or such other securities are listed or admitted to trading. If the Common Stock or such other securities are not publicly held or so listed or publicly traded, "Current Market Price" shall mean the Fair Market Value per share of Common Stock or of such other securities as determined in good faith by the Board of Directors of the Company based on an opinion of an independent investment banking firm acceptable to holders of a majority of the Warrants, which opinion may be based on such assumptions as such firm shall deem to be necessary and appropriate.

                  "Current Warrant Price" shall mean, in respect of a share of Common Stock at any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date or the price per share which shall equal the Initial Warrant Price, subject to adjustments as provided herein.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include reference to the comparable section, if any, of such successor Federal statute.

                  "Expiration Date" shall mean a date which is seven years from the issuance of this Warrant.

                  "Fair Market Value" shall mean, as to shares of Common Stock or any other class of capital stock or securities of the Company or any other issuer which are publicly traded, the average of the Current Market Prices of such shares of securities for each day of the Adjustment Period. The "Fair Market Value" of any security which is not publicly traded or of any other property shall mean the fair value thereof as determined by an independent investment banking or appraisal firm experienced in the valuation of such securities or property selected in good faith by the Board of Directors of the Company or a committee thereof and acceptable to the Majority Holders.

                  "Fully Diluted Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, (i) all shares of Common Stock outstanding at such date and
(ii) all shares of Common Stock issuable in respect of this Warrant, and other options or warrants to purchase, or securities convertible into, shares of Common Stock outstanding on such date, the exercise or conversion price of which is less than the Current Market Price on such date.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

                  "HCCP Group" shall mean Health Care Capital Partners L.P., its Affiliates and the general partner of HCCP and its Affiliates.

                  "Holder" shall mean the Person in whose name this Warrant is registered on the books of the Company maintained for such purpose. "Holders" shall mean, collectively, each Holder of a Warrant, in the event of any division of this Warrant.

                  "Initial Warrant Price" shall mean in respect of a share of Common Stock, the price at which a share of Common Stock may initially be purchased pursuant to this Warrant, which shall equal to the lower of (a) $9.45 per share, or (b) the Current Market Price of a share of the Common Stock during the thirty consecutive Trading Days prior to the Stockholders Meeting (as defined in the Securities Purchase Agreement); provided, that such price shall in no event be less than $5.50 per share (subject to adjustment from time to time as provided herein). Notwithstanding the foregoing, at any time prior to the Stockholder Approval Date, the Initial Warrant Price shall in no event be less than the price at which the maximum number of shares of Common Stock issued or issuable upon conversion of the Preferred Stock, together with shares of Common Stock issued or issuable upon conversion of the Warrants, would exceed the greater of (i) 711,241 shares of Common Stock (19.9% of the outstanding shares of Common Stock of the Company) and (ii) 19.9% of the shares of Common Stock of the Company then outstanding; provided, however, that if the Initial Warrant Price is greater than the price that would be in effect but for this sentence and, subsequently, the Company shall have obtained the Stockholder Approval, the Initial Warrant Price shall be retroactively recalculated in accordance with the first sentence of this definition of the "Initial Warrant Price."

                  "Majority Holders" shall mean the holders of Warrants exercisable for in excess of 50% of the aggregate number of shares of Warrant Stock then purchasable upon exercise of all Warrants.

                  "Notes" shall mean the 12% Subordinated Convertible Bridge Notes due January 26, 2000, purchased by HCCP and HCEP pursuant to the Securities Purchase Agreement and convertible into Preferred Stock.

                  "Other Property" shall have the meaning set forth in Section 4.10.

                  "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, fully diluted shares of Common Stock (calculated as prescribed by generally accepted accounting principles), except shares then owned or held by or for the account of the Company or any subsidiary thereof, and shall include all shares
(i) issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock and (ii) issuable in respect of options or warrants to purchase, or securities convertible into, shares of Common Stock.

                  "Permitted Issuances" shall mean the issuance or reissuance of
(a) any shares of Common Stock or rights, warrants or other securities convertible into shares of Common Stock (whether treasury shares or newly issued shares) (i) pursuant to a dividend or distribution on, or subdivision, combination or reclassification of, the outstanding shares of Common Stock requiring an adjustment in the Current Warrant Price pursuant to Section 4.3;
(ii) pursuant to any restricted stock or stock option plan or program of the Company involving the grant of options or rights to acquire Common Stock to directors, officers and employees of the Company and its Subsidiaries pursuant to the Company's Employee Stock Purchase Plan so long as the granting of such options or rights has been approved by the full Board of Directors or a committee of the Board of Directors on which a director designated by the HCCP Group is a member; (iii) pursuant to any option, warrant, right, or convertible security outstanding as of the date hereof, or (b) the Series A Preferred Stock, the Warrants and any shares of Common Stock issuable upon conversion or exercise thereof.

                  "Person" shall mean any individual, firm, corporation, partnership or other entity, and shall include any successor (by merger or otherwise) of such entity.

                  "Preferred Stock" shall mean the Company's Series A Convertible Preferred Stock, par value $.01.

                   "Registration Rights Agreement" shall mean the registration rights agreement, dated as of the Closing Date, among the Company, HCCP and HCEP.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Securities Purchase Agreement" shall mean the securities purchase agreement, dated as of January 26, 1999, among the Company, HCCP and HCEP.

                  "Stockholder Approval" shall have the meaning assigned to it in the Securities Purchase Agreement

                  "Stockholder Approval Date" shall have the meaning assigned to it in the Securities Purchase Agreement.

                  "Stock Issuance" shall have the meaning assigned to it in the Securities Purchase Agreement.

                  "Trading Day" means a Business Day or, if the Common Stock is listed or admitted to trading on any national securities exchange, a day on which such exchange is open for the transaction of business.

                  "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

                  "Warrants" shall mean this Warrant (as adjusted pursuant to Section 4) and all warrants issuable upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

                  "Warrant Price" shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1, multiplied by (ii) the Current Warrant Price as of the date of such exercise.

                  "Warrant Stock" shall mean the shares of Common Stock purchased by the holders of the Warrants upon the exercise thereof.

2.       EXERCISE OF WARRANT

                  2.1. Manner of Exercise. (a) At any time or from time to time from and after the Closing Date and until 5:00 P.M., New York time, on the Expiration Date, Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder.

                  (b) In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at 105 Westpark Drive, Suite 300, Brentwood, Tennessee 37027 (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased; (ii) payment of the Warrant Price; and (iii) this Warrant. Such notice shall be substantially in the form appearing at the end of this Warrant as Exhibit A, duly executed by Holder.

                  (c) As promptly as practicable, and in no event later than five Business Days after the receipt of the items specified in paragraph
(b) of this Section 2.1, the Company shall execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be in such denomination or denominations as Holder shall request in the notice and shall be registered in the name of Holder or, subject to Section 9, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the Warrant Price and this Warrant, are received by the Company as described above. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to Holder a new Warrant evidencing the right of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder.

                  (d) Payment of the Warrant Price shall be made at the option of Holder (i) by certified or official bank check or (ii) by the surrender of this Warrant to the Company, with a duly executed exercise notice marked to reflect "Net Issue Exercise," and, in either case, specifying the number of shares of Common Stock to be purchased, during normal business hours on any Business Day. Upon a Net Issue Exercise, Holder shall be entitled to receive shares of Common Stock equal to the value of this Warrant (or the portion thereof being exercised by Net Issue Exercise) by surrender of this Warrant to the Company together with notice of such election, in which event the Company shall issue to Holder a number of shares of the Company's Common Stock computed as of the date of surrender of this Warrant to the Company using the following formula:

                  X = Y x (A - B)
                      ----------
                         A

Where X = the number of shares of Common Stock to be issued to Holder;

      Y = the number of shares of Common Stock otherwise purchasable under this Warrant (at the date of such calculation);

      A = the Current Market Price of one share of the Company's Common
          Stock (at the date of such calculation);

      B = the Current Warrant Price (as adjusted to the date of such calculation).

                  2.2. Payment of Taxes. All shares of Common Stock issuable upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof.

                  2.3. Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise.

3.       TRANSFER, DIVISION AND COMBINATION

                  3.1. Transfer. Subject to compliance with Section 9, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in
Section 2.1, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled. A Warrant, if properly assigned in compliance with Section 9, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

                  3.2. Division and Combination. Subject to Section 9, this Warrant may be divided into multiple Warrants or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder. Subject to compliance with
Section 3.1 and with Section 9, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  3.3. Expenses. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 3.


                  3.4. Maintenance of Books. The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

4.       ADJUSTMENTS

                  The number of shares of Common Stock for which this Warrant is exercisable and/or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give each Holder notice of any event described below which requires an adjustment pursuant to this Section 4 at the time of such event.

                  4.1. Current Warrant Price. Unless the Company shall have redeemed or converted all of the outstanding Notes, subject to adjustment as set forth in other provisions of this Section 4, the Current Warrant Price shall be decreased by $1.00 on the last Business Day of each month, commencing July 31, 1999 through and including December 31, 1999; provided, that the Current Warrant Price shall never be less than the par value per share of Common Stock; and provided, further, that at any time prior to the Stockholder Approval Date, the Initial Warrant Price shall in no event be less than the price at which the maximum number of shares of Common Stock issued or issuable upon conversion of the Preferred Stock, together with shares of Common Stock issued or issuable upon exercise of the Warrants, would exceed the greater of (a) 711,241 shares of Common Stock (19.9% of the outstanding shares of Common Stock of the Company) and (b) 19.9% of the outstanding shares of Common Stock of the Company.

                  4.2. Stockholder Approval Failure; Payment Default; NASDAQ Approval Failure. Notwithstanding Section 4.1, in the event that:

                  (a) the Corporation shall (i) fail to obtain the Stockholder Approval with respect to the Stock Issuance on or before July 26, 1999, (ii) fail to convene the Stockholders Meeting on or before July 26, 1999,
(iii) withdraw or modify its approval or recommendation of the Stock Issuance in any manner adverse to HCCP, its Affiliates or the general partner of its Affiliates, (iv) fail to reaffirm such approval or recommendation within 5 days following receipt of written request for such reaffirmation from the HCCP, its Affiliates or the general partner of its Affiliates, (v) fail to obtain the reaffirmation of the Fairness Opinion (as defined in the Securities Purchase Agreement) in connection with the mailing of the Proxy Statement (as defined in the Securities Purchase Agreement), (vi) fail to obtain NASDAQ Approval (as such term is defined in the Securities Purchase Agreement) within 30 days after the Stockholder Approval, (vii) resolve to take any of the actions specified in clauses (a)(i) through (a)(vi) above, or (viii) fail to pay the principal amount of and accrued and unpaid interest due, if any, on the Notes at maturity, or

                  (b) (i) a Change of Control; (ii) the Maturity Date of the Notes shall occur; or (iii) notice of redemption of the Notes shall be given, and on any such date the Notes may not be converted, at the election of the Company, into shares of Preferred Stock, then the Current Warrant Price shall be reduced to
$.01 per share; provided, however, that the Current Warrant Price shall not be adjusted as provided in this Section 4.2 as a result of the occurrence of the condition described in clause (a)(i) if (A) the holders of Common Stock representing a majority of the shares of Common Stock present and voting at a meeting duly called and convened in accordance with Section 6.19 of the Securities Purchase Agreement to approve the Stock Issuance (as defined in the Securities Purchase Agreement) for reasons other than those described in clauses
(a)(ii) through (a)(vi) of this Section 4.2 do not approve the Stock Issuance (a "Stockholders Rejection") and (B) prior to the Stockholder Rejection, none of the events described in clauses (a)(ii) through (vi) above or paragraph (b) above shall have occurred. Notwithstanding the foregoing, at any time prior to the Stockholder Approval Date, the Initial Warrant Price shall in no event be less than the price at which the maximum number of shares of Common Stock issued or issuable upon conversion of the Preferred Stock, together with shares of Common Stock issued or issuable upon exercise of the Warrants, would exceed the greater of (i) 711,241 shares of Common Stock (19.9% of the outstanding shares of Common Stock of the Company) and (ii) 19.9% of the outstanding shares of Common Stock of the Company; provided, however, that if the Current Warrant Price is greater than the price that would be in effect but for this sentence and, subsequently, the Company shall have obtained the Stockholder Approval, the Initial Warrant Price shall be retroactively recalculated as of the Stockholder Approval Date in accordance with Sections 4.1 and 4.2 above.

                  4.3. Stock Dividends, Subdivisions and Combinations. In case the Company shall at any time or from time to time:

                  (a) pay a dividend, or make a distribution, on its outstanding Common Stock in Additional Shares of Common Stock,

                  (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                  (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then and in each such case, (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Current Warrant Price per share shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment.

                  4.4. Certain Other Distributions. In case the Company shall at any time or from time to time after the issuance of this Warrant declare, order, pay or make a dividend or other distribution on its Common Stock of:

                  (a)      cash,

                  (b) any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever by way of dividend (other than cash, Convertible Securities or Additional Shares of Common Stock), or

                  (c) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock),

then (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Current Market Price per share of Common Stock for the period of 20 Trading Days preceding such record (the "Period") and (B) the denominator of which shall be such Current Market Price per share of Common Stock for the Period less the Fair Market Value per share of Common Stock of any such dividend or distribution and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a reduction in par value, or from par value to no par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4.4 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of
Section 4.3. Notwithstanding the foregoing, no adjustment shall be required under this Section 4.4 solely by reason of the issuance of stock purchase rights under a stockholder rights plan of the Company, provided that the adjustments required by this Section 4.4 shall be made if any "flip-in" or "flip-over" event shall occur under such stockholder rights plan not triggered by the holder hereof.

                  4.5. Issuance of Additional Shares of Common Stock. If at any time the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, in exchange for consideration in an amount per Additional Share of Common Stock less than the greater of (1) the Current Market Price per share of Common Stock for the period of 20 Trading Days preceding the earlier of the issuance or public announcement of the issuance of such Additional Shares of Common Stock and (2) the Current Warrant Price at the time the Additional Shares of Common Stock are issued, then (i) the Current Warrant Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be reduced to a price determined by multiplying the Current Warrant Price by (A) a fraction, the numerator of which shall be the sum of (x) the number of shares of Common Stock Outstanding immediately prior to such issue or sale multiplied by the greater of
(1) the then applicable Current Warrant Price and (2) the Current Market Price per share of Common Stock for the period of 20 Trading Days preceding the earlier of the issuance or public announcement of the issuance of such Additional Shares of Common Stock (the greater of (1) and (2) above hereinafter referred to as the "Adjustment Price") and (y) the aggregate consideration receivable by the Company for the total number of shares of Common Stock so issued (or into or for which the rights, warrants or other Convertible Securities may convert or be exercisable), and the denominator of which shall be the sum of (a) the total number of shares of Common Stock Outstanding on such date and (b) the number of Additional Shares issued (or into or for which the rights, warrants or convertible securities may be converted or exercised), multiplied by the Adjustment Price; and (ii) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the Current Warrant Price in effect immediately prior to such issue or sale by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale and dividing the product thereof by the Current Warrant Price resulting from the adjustment made pursuant to clause (i) above. For purposes of this Section 4.5 and for the purposes of making adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Current Price as provided in this Section 4, the aggregate consideration receivable by the Company in connection with the issuance of shares of

Common Stock or of rights, warrants or other securities convertible into shares of Common Stock shall be deemed to be equal to the sum of the aggregate offering price (before deduction of underwriting discounts or commissions and expenses payable to third parties) of all such Common Stock, rights, warrants and convertible securities plus the aggregate amount (as determined on the date of issuance), if any, payable upon exercise or conversion of any such rights, warrants and convertible securities into shares of Common Stock. If, subsequent to the date of issuance of such rights, warrants or Convertible Securities, the exercise or conversion price thereof is reduced, such aggregate amount shall be recalculated and the Current Warrant Price and number of shares of Common Stock for which the Warrant is exercisable adjusted retroactively to give effect to such reduction. If Common Stock is sold as a unit with other securities, the aggregate consideration received for such Common Stock shall be deemed to be net of the Fair Market Value of such other securities.

                  4.6. Issuance of Warrants or Other Rights. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or (other than Permitted Issuances) shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the greater of (1) the Current Market Price per share of Common Stock for the period of 20 Trading Days preceding the earlier of the issuance or public announcement of the issuance of such Additional Shares of Common Stock, warrants or other rights and (2) the Current Warrant Price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be adjusted as provided in
Section 4.5 on the basis that the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of the actual issuance of the number of shares for which this Warrant is exercisable and such warrants or other rights. No further adjustments of the Current Warrant Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Convertible Securities. Notwithstanding the foregoing, no adjustment shall be required under this Section 4.6 solely by reason of the issuance of stock purchase rights under a stockholder rights plan of the Company, provided that the adjustments required by this Section 4.6 shall be made if any "flip-in" or "flip-over" event shall occur under such stockholder rights plan not triggered by the holder hereof.

                  4.7. Issuance of Convertible Securities. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or (other than Permitted Issuances) shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the greater of (a) the Current Market Price per share of Common Stock for the period of 20 Trading Days preceding the earlier of the issuance or public announcement of the issuance of such Convertible Securities and (b) the Current Warrant Price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be adjusted as provided in Section 4.5 on the basis that the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities. No adjustment of the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be made under this Section 4.7 upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 4.6. No further adjustments of the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the number of shares for which this Warrant is exercisable and the Current Warrant Price have been or are to be made pursuant to other provisions of this Section 4, no further adjustments of the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be made by reason of such issue or sale.

                  4.8. Superseding Adjustment. If, at any time after any adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price shall have been made pursuant to
Section 4.6 or Section 4.7 as the result of any issuance of warrants, rights or Convertible Securities,

                  (a) such warrants or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, or

                  (b) the consideration per share for which shares of Common Stock are issuable pursuant to such warrants or rights, or the terms of such other Convertible Securities, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event, then for each outstanding Warrant such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the basis of

                  (c) treating the number of Additional Shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and

                  (d) treating any such warrants or rights or any such other Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock or other property are issuable under such warrants or rights or other Convertible Securities; whereupon a new adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

                  4.9. Other Provisions Applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price provided for in this Section 4:

                  (a) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for cash consideration, the consideration received by the Company therefor shall be the amount of the cash received by the Company therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the Fair Market Value of such consideration at the time of such issuance. In case any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the Fair Market Value of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants or other rights plus the additional consideration payable to the Company upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by the Company for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied. If Additional Shares of Common Stock are sold as a unit with other securities or rights of value, the aggregate consideration received for such Additional Shares of Common Stock shall be deemed to be net of the Fair Market Value of such other securities or rights of value.

                  (b) When Adjustments to Be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4.3) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made results in an increase or decrease of less than 1% of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this
         Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (c) Fractional Interests. In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

                  (d) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (e) Escrow of Warrant Stock. If Holder exercises this Warrant after any property becomes distributable pursuant to this
         Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, any additional shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for Holder by the Company to be issued to Holder when and to the extent that the event actually takes place, upon payment of the then Current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Company and escrowed property returned.

                  (f) Challenge to Good Faith Determination. Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any item under this
         Section 4, such determination may be challenged in good faith by the Majority Holders, and any dispute shall be resolved by an investment banking firm of recognized national standing selected by the Company and acceptable to the Majority Holders.

                  4.10. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of this Warrant and payment of the Warrant Price, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section
4. For purposes of this Section 4.10, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.10 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

                  4.11. Other Action Affecting Common Stock. In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than any action described in this Section 4, then the number of shares of Common Stock or other stock for which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

                  4.12. Certain Limitations. Notwithstanding anything herein to the contrary, the Company agrees not to (i) increase the par value of its Common Stock or (ii) enter into any transaction which, by reason of any adjustment hereunder, would cause the Current Warrant Price to be less than the par value per share of Common Stock.

5.       NOTICES TO WARRANT HOLDERS

                  5.1. Notice of Adjustments; Change in Warrant Status. (a) Whenever the number of shares of Common Stock for which this Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of the Warrants, shall be adjusted pursuant to Section 4, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company determined the Fair Market Value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in Section 4.4 or 4.9(a)), specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.10 or 4.11) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change.

                  (b) The Company shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 12.2. The Company shall keep at its principal office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

                  5.2.     Notice of Corporate Action.  If at any time:

                  (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify
(x) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (y) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 12.2.

6.       RIGHTS OF HOLDERS

                  6.1 No Impairment. The Company shall not by any action, including, without limitation, amending its Certificate of Incorporation or comparable governing instruments or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                  Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

7. RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

                  From and after the Closing Date, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

                  Before taking any action which would cause an adjustment reducing the Current Warrant Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Current Warrant Price.

8.       TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

                  In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

9.       RESTRICTIONS ON TRANSFERABILITY

                  The Warrants and the Warrant Stock shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this
Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Warrant or any Warrant Stock. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9.

                  9.1. Restrictive Legend. Except as otherwise provided in this Section 9, each Warrant and each certificate for Warrant Stock initially issued upon the exercise of a

Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with the legend required by Section 13.12 of the Securities Purchase Agreement.

                  9.2. Registration Rights. The holders of Warrants and Warrant Stock shall have the registration rights set forth in the Registration Rights Agreement among the Company, HCCP and HCEP dated the date hereof.

10.      LOSS OR MUTILATION

                  Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it, and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, that in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

11.      LIMITATION OF LIABILITY

                  No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

12.      MISCELLANEOUS

                  12.1. Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                  12.2. Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

                  (a) If to any Holder or holder of Warrant Stock, at its last known address appearing on the books of the Company maintained for such purpose.

                  (b)      If to the Company at

                           105 Westpark Drive, Suite 300
                           Brentwood, Tennessee 37027
                           Attention:  Michael Catalano
                           Telecopy Number:  (615) 376-1309

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or three Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, approval, declaration, delivery or other communication to the person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

                  12.3. Remedies. Each holder of Warrant and Warrant Stock, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under of this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  12.4.    Successors and Assigns. Subject to the provisions of
Section 3.1, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, with respect to
Section 9 hereof, holders of Warrant Stock, and shall be enforceable by any such Holder or holder of Warrant Stock.

                  12.5. Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and the Majority Holders; provided, that no such Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the prior written consent of the Holder thereof.

                  12.6. Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

                  12.7. Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                  12.8. Governing Law. This Warrant shall be governed by the laws of the State of New York, without regard to the provisions thereof relating to conflict of laws.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.


Dated:  January 26, 1999

                                AMERICA SERVICE GROUP INC.




                                By:
                                    --------------------------------------------
                                    Name:  Michael Catalano
                                    Title: President and Chief Executive Officer

Attest:



By:
   ------------------------------
   Name:    Jean L. Byassee
   Title:   Secretary

                                    EXHIBIT A

                                  EXERCISE FORM

                 [To be executed only upon exercise of Warrant]

                      Net Issue Exercise _____No ______Yes

                  The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of _____ shares of Common Stock of America Service Group Inc. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to ________________________ whose address is _______________________
_______________________________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.


                                    ------------------------------------------
                                    (Name of Registered Owner)


                                    ------------------------------------------
                                    (Signature of Registered Owner)


                                    ------------------------------------------
                                    (Street Address)


                                    ------------------------------------------
                                    (City)     (State)             (Zip Code)



NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.




                                     - A-1 -

                                                                       EXHIBIT B



                                 ASSIGNMENT FORM


                  FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name and Address of Assignee                  No. of Shares of Common Stock





and does hereby irrevocably constitute and appoint _____________________________ attorney-in-fact to register such transfer on the books of America Service Group Inc. maintained for the purpose, with full power of substitution in the premises.


Dated:                                      Print Name:
      ---------------                                  ------------------------
                                            Signature:
                                                       ------------------------
                                            Witness:
                                                    ---------------------------

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.




                                     - B-1 -